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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 12, 2001
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                          CHART HOUSE ENTERPRISES, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                       1-9684                   33-0147725
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    (State of other jurisdiction of  (Commission            (I.R.S. Employer
    Incorporation or organization)    File Number)          Identification No.)

              640 North LaSalle, Suite 295, Chicago, Illinois          60610
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          (Address of principal executive offices)                  (Zip code)

        Registrant's telephone number, including area code       (312) 266-1100
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         (Former name or former address, if changed since last report.)

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ITEM 5.   OTHER EVENTS

     On December 12, 2001, the Registrant issued a press release announcing that it had retained U.S. Bancorp Piper Jaffray to assist the Registrant in its review and evaluation of strategic alternatives, including an investment in the Registrant by one or more third parties or a possible sale of the Registrant. In its press release the Registrant also announced that it had been advised by the New York Stock Exchange that the Registrant's common and Series A preferred shares should be delisted from the New York Stock Exchange effective prior to the opening on Friday, December 28, 2001, due to failure to meet the continued listing standards of the NYSE. The Registrant hereby incorporates by reference the information set forth in the press release, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     99.1   Press Release dated December 12, 2001.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CHART HOUSE ENTERPRISES, INC. (Registrant)



Date: December 17, 2001            By:  /s/  Kenneth R. Posner
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                                        Kenneth R. Posner
                                        President and Chief Financial Officer

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